Exhibit 10.2

For use in U.S.

AUTODESK, INC.

2010 OUTSIDE DIRECTORS’ STOCK PLAN

NOTICE OF GRANT OF RESTRICTED STOCK AWARD

Unless otherwise defined herein, the terms defined in the Autodesk, Inc. 2010 Outside Directors’ Stock Plan (the “Plan”) shall have the same defined meanings in this Notice of Grant of Restricted Stock Award.

<Name>

You have been granted Common Stock of the Company, subject to forfeiture and your continuing status as an Outside Director (as described in the Plan and the attached Restricted Stock Agreement), as follows:

Grant Number	<Number>

Date of Grant	<Date>

Consideration	Future Services

Total Number of Shares Subject to this Restricted Stock Award	<Number>

Expiration Date	<90 days from grant date>

This Restricted Stock Award shall fully vest on the date of the next Annual Stockholders Meeting.

YOU MUST ACCEPT THIS RESTRICTED STOCK AWARD BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO THE SHARES. By your signature and the signature of the Company’s representative below, you and the Company agree that this Restricted Stock Award is granted under and governed by the terms and conditions of the Plan and the Restricted Stock Agreement, attached hereto, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Agreement as a condition to the grant of any shares under this Restricted Stock Award.

GRANTEE:	AUTODESK, INC.

Signature	Signature

Type or Print Name	Chairman of the Board, President and Chief Executive Officer

AUTODESK, INC.

2010 OUTSIDE DIRECTORS’ STOCK PLAN

RESTRICTED STOCK AGREEMENT

Unless otherwise defined herein, the terms defined in the 2010 Outside Directors’ Stock Plan (the “Plan”) shall have the same defined meanings in this Restricted Stock Agreement (the “Agreement”).

WHEREAS in order to give the individual (the “Grantee”) named in the Notice of Grant of Restricted Stock Award (the “Notice of Grant”) an opportunity to acquire an equity interest in the Company as an incentive for the Grantee to participate in the affairs of the Company, the Administrator has granted to the Grantee a Restricted Stock Award subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Agreement.

NOW THEREFORE, the parties agree as follows:

1. Grant of Stock. The Company hereby agrees to grant to the Grantee and the Grantee hereby agrees to acquire shares of the Company’s Common Stock (the “Shares”), as described in the Notice of Grant

2. Consideration. The consideration for the Shares shall be the Grantee’s future services to the Company as an Outside Director.

3. Repurchase Option. In the event the Grantee ceases to be an Outside Director for any or no reason (other than by reason of the Grantee’s death) before the Shares are released from the forfeiture provision (per Section 4, below), the Shares shall be forfeited by the Grantee without any consideration therefor. In such event, the Company shall deliver written notice to the Grantee. Upon delivery of such notice, the Company shall become the legal and beneficial owner of the forfeited Shares and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares forfeited to the Company. In the event of the Grantee’s death, the Grantee’s Restricted Stock shall become vested as of the date of his or her death.

4. Release of Shares From Forfeiture Provision.

(a) The Shares shall be released from the forfeiture provision at the Company’s first annual stockholder meeting following the Date of Grant provided that the Grantee continues to be an Outside Director until the date of such release.

(b) Until the Shares have been released from the forfeiture provision, such Shares shall be referred to herein as “Unreleased Shares.”

(c) The Shares that have been released from the forfeiture provision shall be delivered to the Grantee. (per Section 6, below).

5. Restriction on Transfer. Except for the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the forfeiture provision in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

6. Rights During Restriction. Subject to the terms hereof, the Grantee shall have all the rights of a stockholder with respect to the Unreleased Shares, including without limitation, the right to vote the Unreleased Shares and to receive any cash dividends declared thereon provided, however, that any such dividends payable with respect to the Unreleased Shares shall be paid to the Grantee at such time, and only to the extent that, such Shares for which the dividends are payable have vested and been released from the forfeiture provision. If, from time to time during the term of the forfeiture provisions, there is (i) any stock dividend, stock split or other change in the Unreleased Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Grantee is entitled by reason of the Grantee’s ownership of the Unreleased Shares shall be immediately subject to the forfeiture provision of Section 4 and included thereafter as “Shares” for purposes of this Agreement and the forfeiture provisions.

7. Adjustment for Stock Split. All references to the number of Shares in this Agreement shall be subject to adjustment pursuant to Section 11 of the Plan.

8. Tax Consequences.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT REGULATIONS, THE GRANTEE IS ADVISED THAT, UNLESS OTHERWISE EXPRESSLY INDICATED, ANY FEDERAL TAX ADVICE CONTAINED IN THIS AGREEMENT WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF (I) AVOIDING TAX-RELATED PENALTIES UNDER THE CODE OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TAX-RELATED MATTERS ADDRESSED HEREIN.

The Grantee has reviewed with the Grantee’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Grantee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Grantee understands that the Grantee (and not the Company) shall be responsible for the Grantee’s own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Grantee understands that Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” includes the possible forfeiture of Shares pursuant to the forfeiture provisions. The Grantee understands that the Grantee may elect to be taxed at the time the Shares are granted rather than when and as the forfeiture provisions lapse by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days from the date of grant. The form for making this election is attached as Exhibit A hereto.

THE GRANTEE ACKNOWLEDGES THAT IT IS THE GRANTEE’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b).

9. General Provisions.

(a) This Agreement shall be governed by the laws of the State of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the acquisition of the Shares by the Grantee. Subject to Section 12(b) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

(b) Any notice, demand or request required or permitted to be given by either the Company or the Grantee pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the Company at its principal office to the attention of the Stock Plan Administrator, and to the Grantee at the Grantee’s last address reflected on the Company’s payroll records.

(c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of the Grantee under this Agreement may only be assigned with the prior written consent of the Company.

(d) Either party’s failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party’s right to assert any other legal remedy available to it.

(e) The Grantee agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

(f) GRANTEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN OUTSIDE DIRECTOR (AND NOT THROUGH THE ACT OF ACQUIRING SHARES HEREUNDER). GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN OUTSIDE DIRECTOR FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE GRANTEE’S DIRECTORSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

By Grantee’s signature below, Grantee represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Grantee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Grantee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Grantee further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

DATED:

GRANTEE:	AUTODESK, INC.

Signature	Signature

Chairman of the Board, President and Chief Executive Officer

Typed or Printed Name	Title

EXHIBIT A

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME:	TAXPAYER:	SPOUSE:

ADDRESS:

IDENTIFICATION NO:	TAXPAYER:	SPOUSE:

TAXABLE YEAR:

2.	The property with respect to which the election is made is described as follows: shares (the “Shares”) of the Common Stock of Autodesk, Inc. (the “Company”).

3.	The date on which the property was transferred is: .

4.	The property is subject to the following restrictions:

The Shares may be forfeited by the Grantee upon certain events.

This right lapses with regard to the Shares based on the continued performance of services by the taxpayer over time.

5.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

$

6.	The amount (if any) paid for such property is:

$        .

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: , 20
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: , 20
Spouse of Taxpayer

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